UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2017

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(c) Appointment of Officer

On January 4, 2017, the Company signed an employment agreement with Randy Berholtz, MBA, JD to become the Executive Vice President, Corporate Development and General Counsel of the Company. He will also become the Secretary of the Company. Mr. Berholtz will begin his position on January 9, 2017. Mr. Berholtz had previously been a part-time consultant for the Company from July 2013 to mid-May 2016.

Mr. Berholtz was recently the founding partner of the Sorrento Valley Law Group, a healthcare and life sciences law firm. Previously, from 2011 to 2013, he was the Executive Vice President, General Counsel and Secretary of Apricus Biosciences, Inc., a biotechnology company (Nasdaq:APRI); from 2004 to 2010, he was the Vice President, General Counsel and Secretary of the ACON Group of private U.S. and Chinese life science companies; from 2003 to 2004, he was the Chief Operating Officer and General Counsel to Inglewood Ventures, a life sciences venture capital firm; and from 2000 to 2003, he held multiple titles and rose to become the Acting General Counsel and Secretary of Nanogen, Inc., a genomics tools company (Nasdaq:NGEN). From 1992 to 2000, Mr. Berholtz was in private practice with law firms in New York and San Diego and from 1990 to 1991, he was a law clerk to Judge Jerry E. Smith on the U.S. Court of Appeals for the Fifth Circuit.

Mr. Berholtz is a member of the board of directors of Hispanica International Delights of America, Inc., an ethnic food company (OTC:HISP) and Larada Health, Inc., a private company in the medical supply business and is a Senior Advisor to Mesa Verde Ventures, a life sciences venture capital firm. Mr. Berholtz received his B.A. from Cornell University, his M.Litt. from Oxford University where he was a Rhodes Scholar, his J.D. from Yale University and his M.B.A. from the University of San Diego.

The Company and Mr. Berholtz entered into an employment agreement, effective, January 9, 2017 wherein Mr. Berholtz will receive an annual base salary of $280,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount is 35% of his annual base salary. Mr. Berholtz will also receive Restricted Stock Units (“RSU”) covering 2,000,000 shares of the Company’s common stock; 666,666 of which will vest after one year of employment. The remaining RSU’s will vest in eight equal quarterly installments over two years of continued service. The employment agreement is filed herewith as Exhibit 10.1.

There are no family relationships between Mr. Berholtz and any of the directors and executive officers of the Company. There are no transactions with the Company in which Mr. Berholtz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 – Regulation FD Disclosure: Berholtz Agreement and Corporate Presentation

On January 6, 2017, the Innovus Pharmaceuticals, Inc., (the “Company”) issued a press release announcing Mr. Berholtz’s appointment as Executive Vice President, Corporate Development and General Counsel, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

On January 6, 2017, the Company provided an update to its corporate presentation. The presentation will be available on the Company’s website at www.innovuspharma.com and filed herewith as Exhibit 99.2.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act ”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation attached hereto as Exhibit 99.2. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions you that the presentation attached hereto as Exhibit 99.2 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in the presentation that are not purely historical are forward-looking statements including, but not limited to, the Company’s ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company.  Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings.  Company disclaims any intention to update this presentation.

Section 8 – Other Events

Item 8.01 Other Events

On January 5, 2017, the Company learned from its manufacturer that the ANDA approval by the FDA for its drug candidate FlutiCare™ had not occurred as of the date hereof but that it remained a high priority for them in 2017. Management currently expects to launch FlutiCare™ in the US in the second half of 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Press Release
99.2	Corporate Presentation
10.1	Berholtz Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2017	INNOVUS PHARMACEUTICALS, INC.

	By:	/s/ ROBERT E. HOFFMAN
Robert E. Hoffman Executive Vice President, Chief Financial Officer